Motley Fool Great America Fund

Institutional Shares

SUMMARY PROSPECTUS

Ticker: FOGIX

A series of The Motley Fool Funds Trust	February 28, 2015
2000 Duke Street
Suite 175
Alexandria, VA 22314

The investment objective of the Motley Fool Great America Fund (the “Fund”) is to achieve long-term capital appreciation. The Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are engaged in a broad range of industries.

This Summary Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund’s prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, online at http://www.foolfunds.com/forms/greatamericafund.aspx. You can also get this information at no cost by calling 1-888-863-8803 or by sending an e-mail request to prospectus@foolfunds.com. The Fund’s Prospectus, dated February 28, 2015, and the Fund’s SAI, dated February 28, 2015, each as may be amended from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Great America Fund is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Great America Fund’s Institutional Shares.

Shareholder Fees (Fees Paid Directly From Your Investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as a percentage of amount redeemed) (on shares held for 90 days or less)	2.00%
Exchange Fee	NONE
Maximum Annual Small-Balance Account Fee (on accounts with balances less than $10,000)	$24

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85	%(a)
Distribution (12b-1) Fees	NONE
Other Expenses	2.23%
Total Annual Fund Operating Expenses	3.08%
Less: Contractual Expense Limitation	2.13	%(b)
Total Annual Operating Expenses After Expense Limitation	0.95%

(a)                                 For the next 10 months, the Great America Fund will pay the lesser of 0.85% or the amount that would have been payable under the previous advisory fee arrangement.

(b)                                 The Adviser has contractually agreed to pay, waive or absorb a portion of the Great America Fund’s Institutional Shares expenses through the end of February 2016, or such later date as may be determined by the Great America Fund and the Adviser, to the extent necessary to limit operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 0.95% annually of average daily net assets.  If the excluded expenses are incurred, operating expenses will be higher than 0.95% annually. The Adviser may recover from the Great America Fund’s Institutional Shares fees and expenses previously paid, waived or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 0.95% annually of average daily net assets. The expense limitation agreement will terminate automatically if the Adviser, or an affiliate of the Adviser, is no longer serving as investment adviser to the Great America Fund, but otherwise it can be terminated only by the Great America Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Great America Fund’s Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Great America Fund’s Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that:  (1) your investment has a 5% return each year and (2) the Great America Fund’s Institutional Shares operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$750	$1,429	$3,243

Portfolio Turnover

The Great America Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Great America Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Great America Fund’s performance. During the most recent fiscal year, the Great America Fund’s portfolio turnover rate was 18%.

Principal Investment Strategies

The Great America Fund pursues its investment objective by investing primarily in common stocks of companies organized in the United States that are engaged in a broad range of industries.  Under normal market conditions, the Great America Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued by United States companies. The Great America Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the Great America Fund’s investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be significantly below their intrinsic value.  Although the Great America Fund may invest in companies with any market capitalization, given the Great America Fund’s value-based strategy, the Adviser expects that investments in the securities of United States companies having smaller- and mid-market capitalizations will be important components of the Great America Fund’s investment program.  Consequently, under normal market conditions, the Great America Fund limits its investments in large capitalization companies to no more than 25% of its net assets.  For this purpose, the Adviser defines large capitalization companies as the largest 200 companies in the U.S. by market capitalization as calculated and ranked at the end of each calendar quarter by a third-party aggregator of market data, such as Bloomberg or Reuters.  The Great America Fund generally invests in companies that have attractive balance sheets and high internal rates of return.  The Adviser believes that investors in the Great America Fund should have a long-term investment horizon of at least three years.

Under normal market circumstances, the Great America Fund seeks to stay fully invested and does not attempt to time the market. In identifying investments for the Great America Fund, the Adviser looks for securities of companies that the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow.  In managing the Great America Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Great America Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes are undervalued and offer the best overall potential for long-term growth of capital.  The Great America Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Great America Fund’s investment portfolio is generally composed of at least 30 investment positions, with the 10 largest positions representing not more than 40% of the Great America Fund’s net assets.  To limit the risks associated with highly concentrated holdings, the Great America Fund generally does not invest more than 5% of its net assets in securities of any one issuer at the time of purchase.

Principal Investment Risks

The value of the Great America Fund’s investments may increase or decrease, which will cause the value of the Great America Fund’s shares to increase or decrease.  As a result, you may lose money on your investment in the Great America Fund, and there can be no assurance that the Great America Fund will achieve its investment objective.

Company and Market Risk

The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services). General market and economic factors may adversely affect securities markets generally, which could adversely affect the value of the Great America Fund’s investments in common stocks.  In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

Investments in Small and Mid-Capitalization Companies

The Great America Fund invests in securities of companies having relatively small market capitalizations.  Investments in securities of these companies may involve greater risks than do investments in larger, more established companies. The prices of securities of small-cap companies tend to be more vulnerable to adverse developments specific to a company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

Investment Style Risk

The Great America Fund pursues a “value style” of investing.  Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow.  If the Adviser’s assessment of a company’s value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Great America Fund could suffer losses or produce poor performance relative to other funds.  In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Performance Information:  Because Institutional Shares are new, the information below represents the performance history of the Great America Fund’s Investor Shares, which are offered in a different prospectus. Institutional Shares are expected to have substantially similar annual returns to Investor Shares since the shares are invested in the same portfolio of securities and the annual returns should differ only to the extent that the Investor Shares and Institutional Shares do not have the same expenses.

The bar chart and performance table below illustrate the risks and volatility of an investment in the Great America Fund. The Great America Fund’s past performance, both before and after taxes, does not necessarily indicate how the Great America Fund will perform in the future.

The bar chart shows changes in the performance of the Great America Fund’s Investor Shares from year to year.

Best Quarter: 13.20% in the quarter ended March 31, 2012

Worst Quarter: (17.07)% in the quarter ended September 30, 2011

The performance table shows how the Great America Fund’s Investor Shares average annual total returns for the periods indicated compare with those of a broad measure of market performance.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2014)

	1 Year	3 Years	Since Inception, November 1, 2010
Motley Fool Great America Fund - Investor Shares
Return Before Taxes	8.49%	20.51%	17.43%
Return After Taxes on Distributions	8.44%	20.34%	17.29%
Return After Taxes on Distributions and Sale of Fund Shares	4.85%	16.26%	13.99%
Russell MidCap Index (reflects no deduction for fees, expenses or taxes)	13.22%	21.40%	16.94%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Great America Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the Great America Fund’s investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with the Fund
William H. Mann III	Chief Investment Officer; Senior Portfolio Manager	2009
Timothy B. Hanson	Senior Portfolio Manager; Director of Research	2011
William S. Barker, CFA	Portfolio Manager	2009
Anthony L. Arsta	Portfolio Manager	2009
Nathan G. Weisshaar, CFA	Portfolio Manager	2014
David A. Meier	Portfolio Manager	2014
Bryan C. Hinmon, CFA	Portfolio Manager	2014
Charles L. Travers Jr.	Portfolio Manager	2014

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Great America Fund on any business day online or through our website at  www.foolfunds.com, by mail (Motley Fool Funds, P.O. Box 9780, Providence, RI 02940-9780), by express/overnight mail (Motley Fool Funds, 4400 Computer Dr., Westborough, MA 01581-1722), or by telephone  at 1-888-863-8803. The minimum initial investment in the Great America Fund’s Institutional Shares is $100,000. Subsequent investments in an account may be made in any amount. The initial investment minimum may be waived in certain circumstances.

Tax Information

The Great America Fund’s distributions will generally be taxable to you as ordinary income, qualified dividend income or capital gains, unless your investment is held through an IRA or other tax-advantaged account.  Distributions on investments made through tax-advantaged accounts may be taxed upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Great America Fund through a broker-dealer or other financial intermediary (such as a bank), the Great America Fund and its related companies may pay the intermediary for the sale of Great America Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Great America Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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